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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2000


                      THE NEWHALL LAND AND FARMING COMPANY
                      ( a California Limited Partnership )
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)


             1-7585                                95-3931727
(Commission File Number)                 (IRS Employer Identification No.)


                    23823 Valencia Blvd., Valencia, CA 91355
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 661-255-4000


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ITEM 5.  OTHER  EVENTS

         The Newhall Land and Farming Company issued a news release on June 1, 2000 concerning the ruling on the Newhall Ranch lawsuit. The press release is filed as an exhibit to this report.

     SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995 The forward-looking statements made in this release are based on present trends the Company is experiencing. Also, Newhall Land's success in obtaining entitlements, governmental and environmental approvals, including litigation relating to these approvals, timing and ability to close escrows due to market and other conditions, and marketplace acceptance of its business strategies are factors that could affect results. The forward-looking statements may involve the known risks described in the Company's Form 10-K, and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. The Company expressly disclaims any obligations to update or revise any forward-looking statements found herein to reflect any change in Company expectations or results or any change in events.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed with this report.

         99  The Newhall Land and Farming Company press release dated
             June 1, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE NEWHALL LAND AND FARMING COMPANY
                               (a California Limited Partnership)
                                           Registrant

                              By       Newhall Management Limited Partnership,
                                               Managing General Partner

                              By       Newhall Management Corporation,
                                               Managing General Partner


Date:   June 5, 2000          By            /s/ DONALD L. KIMBALL
                                       -----------------------------------------
                                       Donald L. Kimball
                                       Vice President - Finance and  Controller
                                       Newhall Management Corporation
                                        (Principal Accounting Officer)


                                       2.